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                                                                  Exhibit 11(a)


                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 27 to the Registration Statement of The Charles Schwab Family of Funds on Form N-1A (Nos. 33-31894 and 811-05954) under the Securities Act of 1933, as amended.



                                           ROPES & GRAY


Washington, D.C.
April 28, 1997